Exhibit 10.7
SIXTH LOAN MODIFICATION AGREEMENT
     This Sixth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 2, 2010, by and among SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 380 Interlocken Crescent, Suite 600, Broomfield, Colorado 80021 (“Bank”), TRUSTWAVE HOLDINGS, INC., a Delaware corporation (“Holdings”), TRUSTWAVE INTERMEDIATE, INC., a Delaware corporation (“Intermediate”), TW VERICEPT CORPORATION, a Delaware corporation (formerly known as “TrustWave Acquisition, Inc.”, “Vericept”) and TRUSTWAVE GOVERNMENT SOLUTIONS, INC., a Delaware corporation (“Government Solutions” and individually and collectively, jointly and severally, with Holdings, Intermediate and Veripcept, “Borrower”).
1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 19, 2009, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of August 19, 2009 between Borrower and Bank, as amended by a First Loan Modification Agreement dated October 19, 2009 between Borrower and Bank, as amended by a Consent and Second Loan Modification Agreement dated January 6, 2010 between Borrower and Bank, as further amended by a Consent and Third Loan Modification Agreement dated March 1, 2010 between Borrower and Bank as amended by a Joinder and Fourth Loan Modification Agreement dated April 7, 2010 between Borrower and Bank and as further amended by a Waiver and Fifth Loan Modification Agreement dated August 30, 2010 between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
               (a) DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated August 19, 2009, by Vericept in favor of Bank (the “IP Security Agreement and together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”. Early Termination Fee. In the event that Revolving Line is terminated prior to the Revolving Line Maturity Date, the Borrower shall pay a prepayment fee to Bank in the amount of Seventeen Thousand Five Hundred Dollars ($17,500) (the “Early Termination Fee”).
2.
3. DESCRIPTION OF CHANGE IN TERMS.
A.	Modifications to Loan Agreement.
1.	The Loan Agreement shall be amended by deleting the following appearing as Section 2.1.1(d) of the Loan Agreement, in its entirety:
     “Early Termination Fee. In the event that Revolving Line is terminated prior to the Revolving Line Maturity Date, the Borrower shall pay a prepayment fee to Bank in the amount of Seventeen Thousand Five Hundred Dollars ($17,500) (the “Early Termination Fee”).”
     and inserting in lieu thereof the following:
     “[Reserved].”

2.	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 of the Loan Agreement, in their entirety:
     ““Revolving Line” is an Advance or Advances in aggregate amount of up to Ten Million Dollars ($10,000,000) outstanding at any time.
     “Revolving Line Maturity Date” is September 24, 2010.”
     and inserting in lieu thereof the following:
     “Revolving Line” is an Advance or Advances in aggregate amount of up to Ten Million Dollars ($10,000,000) outstanding at any time; provided, however, that on and after November __, 2010 to and until (i) Bank has received and approved, in form and substance satisfactory to Bank in its sole discretion, Borrower’s financial projections for 2011 and thereafter and (ii) Bank and Borrower have entered into a further amendment to this Agreement providing for revisions of the covenants set forth in Section 6.7 hereof in form and substance satisfactory to Bank in its sole discretion, no Advance or Advances shall be available under the Revolving Line and the “Revolving Line” shall be deemed to be zero ($0.00).
     “Revolving Line Maturity Date” is November 30, 2010.”
4. REPRESENTATION AND WARRANTIES. To induce Bank to enter into this Loan Modification Agreement, Borrower hereby represents and warrants to Bank as follows: (a) the representations and warranties of Borrower contained in the Existing Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing and (b) Borrower has the power and authority to execute and deliver this Loan Modification Agreement.
5. FEES AND EXPENSES. Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with the Existing Loan Documents and this amendment thereto.
6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Vericept hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the IP Security Agreement, and shall remain in full force and effect.
7. RATIFICATION OF PERFECTION CERTIFICATES. Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Holdings and delivered to Bank (the “Holdings Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Holdings provided to Bank in the Holdings Perfection Certificate have not changed, as of the date hereof. Intermediate hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Intermediate and delivered to Bank (the “Intermediate Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Intermediate provided to Bank in the Intermediate Perfection Certificate have not changed, as of the date hereof. Vericept hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Vericept and delivered to Bank (the “Vericept Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Vericept provided to Bank in the Vericept Perfection Certificate have not changed, as of the date hereof. Government Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of __________, by Government Solutions and delivered to Bank (the “Government Solutions

Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Government Solutions provided to Bank in the Intermediate Perfection Certificate have not changed, as of the date hereof.
8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
12. CONFIDENTIALITY. Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.
13. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. Illinois law governs this Loan Modification Agreement without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Illinois; provided, however, that if for any reason Bank cannot avail itself of such courts in the State of Illinois, Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.
BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS LOAN MODIFICATION AGREEMENT, THE LOAN AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS LOAN MODIFICATION AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
14. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
[The remainder of this page is intentionally left blank — Signature Pages to Follow]

     This Sixth Loan Modification Agreement is executed as of the date first written above.

BORROWER:		BANK:

TRUSTWAVE HOLDINGS, INC.		SILICON VALLEY BANK

By:	/s/ Robert McCullen	By:

	Name: Robert McCullen		Name:

	Title: Chief Executive Officer		Title:

TRUSTWAVE INTERMEDIATE, INC.
By:	/s/ Robert J. McCullen
	Name:	Robert J. McCullen
	Title:	Chief Executive Officer

TW VERICEPT CORPORATION
By:	/s/ Robert J. McCullen
	Name:	Robert J. McCullen
	Title:	Chief Executive Officer

TRUSTWAVE GOVERNMENT SOLUTIONS, INC.
By:	/s/ Robert J. McCullen
	Name:	Robert J. McCullen
	Title:	Chief Executive Officer

     The undersigned, TRUSTWAVE LIMITED, a company registered in England & Wales, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Deed of Guarantee in favor of Bank dated September 25, 2008 (the “Guarantee”) and acknowledges, confirms and agrees that the Guarantee shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.

TRUSTWAVE LIMITED
By:	/s/ Robert J. McCullen
	Name:	Robert J. McCullen
	Title:	Chief Executive Officer and President

     The undersigned, TRUSTWAVE HOLDINGS LIMITED, a company registered in England & Wales, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Deed of Guarantee in favor of Bank dated November 27, 2007 (the “Guarantee”) and acknowledges, confirms and agrees that the Guarantee shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.

TRUSTWAVE HOLDINGS LIMITED
By:	/s/ Robert J. McCullen
	Name:	Robert J. McCullen
	Title:	Chief Executive Officer and President